FIRST AMENDMENT TO
                    AGREEMENT OF SALE AND ESCROW AGREEMENT

     THIS FIRST AMENDMENT TO AGREEMENT OF SALE AND ESCROW AGREEMENT (this "Amendment") is made and entered into as of this 24th day of October, 1996, by and between WILLOW BEND LAKE PARTNERS LIMITED PARTNERSHIP, an Illinois limited partnership ("Seller"), NEW PLAN REALTY TRUST, a Massachusetts business trust ("Purchaser"), and COMMONWEALTH LAND TITLE INSURANCE COMPANY ("Escrow Agent").

                                   RECITALS:

     A. Seller and Purchaser are parties to that certain Agreement of Sale, dated October 14, 1996 (the "Agreement"), pursuant to which Purchaser has agreed to purchase and Seller has agreed to sell certain Property (as defined in the Agreement) legally described and depicted on Exhibit A attached to the Agreement.

     B. Seller, Purchaser and Escrow Agent are parties to that certain Escrow Agreement, dated October 14, 1996 (the "Escrow Agreement"), pursuant to which Purchaser has deposited funds in escrow to be held by Escrow Agent in accordance with the terms of the Escrow Agreement.

     C. Seller and Purchaser desire to amend the Agreement and the Escrow Agreement in accordance with the terms of this Amendment.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. All terms not otherwise defined herein shall have the meanings ascribed to each in the Agreement.

2. The first two (2) grammatical sentences of Paragraph 16a of the Agreement are deleted in their entirety and replaced with the following:

     "a. Seller has delivered to Purchaser copies of the most recent available tax bills, rent rolls, insurance premiums, and service contracts (collectively the "Documents"). All of the Documents and other matters to be reviewed by Purchaser shall be subject to review by Purchaser by the close of business (5:00 P.M. Central Daylight Time) on October 28, 1996 ("Approval Period")."

3. The reference to the date "October 24, 1996" in Paragraph 1 of the Escrow Agreement is hereby deleted and the date "October 28, 1996" is hereby inserted in lieu thereof.

4. Except as amended hereby, the Agreement shall be and remain unchanged and in full force and effect in accordance with its terms.

5. This Amendment may be executed in counterparts each of which shall be deemed an original, but all of which, when taken together shall constitute one and the same instrument. To facilitate the execution of this Amendment, Seller and Purchaser may execute and exchange by telephone facsimile counterparts of the signature pages, with each facsimile being deemed an "original" for all purposes.
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6.   This Amendment and all documents, agreements, understandings and arrangements relating to this transaction have been negotiated, executed and delivered on behalf of Purchaser by the trustees or officers thereof in their representative capacity under the Amended and Restated Declaration of Trust of New Plan Realty Trust dated as of January 15, 1996 and not individually, and bind only the trust estate of Purchaser, and no trustee, officer, employee, agent or shareholder of Purchaser shall be bound or held to any personal liability or responsibility in connection with the agreements, obligations and undertakings of Purchaser thereunder, and any person or entity dealing with Purchaser in connection therewith shall look solely to the trust estate for the payment of any claim or for the performance of any agreement, obligation or undertaking thereunder. Seller acknowledges and agrees that each agreement and other document executed by Purchaser in accordance with or in respect of this transaction shall be deemed and treated to include in all respects and for all purposes the foregoing exculpatory provision.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

                         PURCHASER:

                         NEW PLAN REALTY TRUST, a Massachusetts business trust

                         By:   /s/ Robert M. Horwitch
                              ----------------------------------
                         Name:     Robert M. Horwitch
                              ----------------------------------
                         Its:      Attorney
                              ----------------------------------

                         SELLER:

                         WILLOW BEND LAKE PARTNERS LIMITED PARTNERSHIP, an Illinois limited partnership

                         By: Willow Bend Lake Partners, Inc., an Illinois corporation, its general partner

                              By:   /s/ James E. Mendelson
                                   --------------------------------------
                              Name:     James E. Mendelson
                                   --------------------------------------
                              Its:      Authorized Representative
                                   --------------------------------------

                         ESCROW AGENT:

                         COMMONWEALTH LAND TITLE INSURANCE COMPANY

                         By:   /s/ Brian S. Henry
                              ----------------------------------
                         Name:     Brian S. Henry
                              ----------------------------------
                         Its:      Vice President
                              ----------------------------------
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